Prepaid Expenses and Other Current Assets	12 Months Ended
Dec. 31, 2011
Prepaid Expenses and Other Current Assets
NOTE 6	Prepaid Expenses and Other Current Assets

Significant components of prepaid expenses and other current assets at December 31 are summarized as follows:

(in thousands)	2011	2010
Prepaid expenses	$20,917	15,421
Supplies inventory	10,053	7,138
Income taxes receivable	126	12,977
Other	41,335	42,312

Total	$72,431	77,848